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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 8, 2000

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                   0-21366                 41-1590621
(State of or other jurisdiction of     (Commission            (I.R.S. Employer
            incorporation)             File Number)          Identification No.)


             2905 Northwest Boulevard, Suite 20,
                        Plymouth, Minn                      55441
          (Address of principal executive offices)        (zip code)


       Registrant's telephone number, including area code: (763) 557-9005





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ITEM 9.  REGULATION FD DISCLOSURE

On November 8, 2000, Tricord Systems, Inc. issued a press release announcing that President and COO Joan Wrabetz has been named Chief Executive Officer, succeeding co-CEOs John Mitcham and Rod Canion and reporting that Yuval Almog was elected to serve as Chairman of the Board. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               TRICORD SYSTEMS, INC.


Dated:   November 8, 2000             By /s/ Steven E. Opdahl
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                                         Steven E. Opdahl
                                         Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit  Item                                             Method of Filing
-------  ----                                             ----------------

99.1     Press Release dated November 8, 2000,            Filed herewith
         announced that Joan Wrabetz named Chief          electronically
         Executive Officer, succeeding co-CEOs John
         Mitcham and Rod Canion and that Yuval
         Almog was elected to serve as Chairman of the Board.